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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 9, 2002
Date of Report (Date of earliest event reported)

ALARIS MEDICAL, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

33-26398
(Commission File Number)

13-3492624
(IRS Employer Identification No.)

10221 Wateridge Circle
San Diego, CA 92121
(Address of principal executive offices)

(858) 458-7000
(Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

        On August 9, 2002, each of the Principal Executive Officer, David L. Schlotterbeck, and Principal Financial Officer, William C. Bopp, of ALARIS Medical, Inc. voluntarily executed sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

        A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALARIS MEDICAL, INC. (Registrant)

Date: August 9, 2002	By:	/s/ WILLIAM C. BOPP William C. Bopp Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit (99.1): Statement Under Oath of Principal Executive Officer dated August 9, 2002

Exhibit (99.2): Statement Under Oath of Principal Financial Officer dated August 9, 2002

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SIGNATURES